EXHIBIT 99.5

Teckmine Industries, Inc.
Pro Forma Consolidated Balance Sheet
As of March 31, 2013
(unaudited)

	Teckmine Industries, Inc.	Victory Electronic Cigarettes, Inc.	Pro Forma Adjustments		Pro Forma Consolidated

ASSETS
Current Assets:
Cash	$4,200	$176,518	$2,101,800	(2a), (2b), (2e)	$2,282,518
Accounts receivable	-	114,957	-		114,957
Inventory	-	259,458	-		259,458
Prepaid inventory	-	289,893	-		289,893
Loan receivable	200,000	-	(200,000)	(2c)	-
Debt issuance costs	18,232	-	(18,232)	(2a)	-
Other prepaid expenses	-	7,789	-		7,789
Deposit	-	100,000	-		100,000
Employee advances	-	15,000	-		15,000
	222,432	963,615	1,883,568		3,069,615
Furniture and equipment, net	-	7,844	-		7,844
Total assets	$222,432	$971,459	$1,883,568		$3,077,459

LIABILITIES AND STOCKHOLDERS' DEFICT
Current Liabilities:
Accounts payable and accrued expenses	$76,062	$33,990	$(76,062)	(2a)	$33,990
Due to related party	233,418	-	(233,418)	(2a), (2e)	-
Loan payable	25,002	-	(25,002)	(2a)	-
Convertible notes	200,000	-	-		200,000
Debenture	-	200,000	(200,000)	(2c)	-
Total current liabilities	534,482	233,990	(534,482)		233,990
Deferred compensation	-	350,003	-		350,003
Due to related party	-	1,157,181	-		1,157,181
Total liabilities	534,482	1,741,174	(534,482)		1,741,174
Stockholders' Deficit:
Common stock	19,506	500	33,338	(2b), (2d)	53,344
Additional paid-in capital	130,553	68,811	1,922,603	(2b), (2d)	2,121,967
Accumulated deficit	(462,109)	(839,026)	462,109	(2f)	(839,026)
Total stockholders' deficit	(312,050)	(769,715)	2,418,050		1,336,285
Total liabilities and stockholders' deficit	$222,432	$971,459	$1,883,568		$3,077,459

Teckmine Industries, Inc.
Pro Forma Consolidated Statement of Operations For the year ended December 31, 2012 (unaudited)

	Teckmine Industries, Inc.	Victory Electronic Cigarettes, Inc.	Pro Forma Adjustments		Pro Forma Consolidated

Revenues	$-	$1,470,204	$-		$1,470,204
Cost of Goods Sold	-	441,275	-		441,275
Gross profit	-	1,028,929	-		1,028,929

Operating expenses
Advertising and promotion	-	489,689	-		489,689
Personnel costs	-	323,167	-		323,167
General and administrative	49,041	38,163	(49,041	) (2g)	38,163
Contract labor	-	126,476	-		126,476
Merchant account fees	-	55,576	-		55,576
Professional fees	-	8,573	-		8,573
Office supplies	-	23,395	-		23,395
Commissions	-	15,954	-		15,954
Occupancy	-	22,570	-		22,570
Travel	-	241,673	-		241,673
Insurance	-	21,276	-		21,276
Design costs	-	79,364	-		79,364
Total operating expenses	49,041	1,445,876	(49,041)		1,445,876
Loss from operations	(49,041)	(416,947)	49,041		(416,947)

Other income (expense):
Interest income	-	-	-		-
Interest expense	-	(30,140)	-		(30,140)
Total other income (expense)	-	(30,140)	-		(30,140)

Net loss	$(49,041)	$(447,087)	$49,041		$(447,087)

Net Loss Per Share - Basic and Diluted	$(0.00)	$(0.89)	$0.00		$(0.01)

Weighted Average Shares Outstanding	19,506,304	500,000	33,337,696		53,344,000

Teckmine Industries, Inc.
Pro Forma Consolidated Statement of Operations For the three months ended March 31, 2013 (unaudited)

	Teckmine Industries, Inc.	Victory Electronic Cigarettes, Inc.	Pro Forma Adjustments		Pro Forma Consolidated

Revenues	$-	$921,319	$-		$921,319
Cost of Goods Sold	-	400,372	-		400,372
Gross profit	-	520,947	-		520,947

Operating expenses
Advertising and promotion	-	330,240	-		330,240
Personnel costs	-	132,834	-		132,834
General and administrative	68,052	64,197	(68,052)	(2g)	64,197
Contract labor	-	42,106	-		42,106
Merchant account fees	-	42,091	-		42,091
Professional fees	-	35,698	-		35,698
Office supplies	-	27,250	-		27,250
Commissions	-	22,566	-		22,566
Occupancy	-	19,737	-		19,737
Travel	-	16,381	-		16,381
Insurance	-	5,962	-		5,962
Design costs	-	-	-		-
Total operating expenses	68,052	739,062	(68,052)		739,062
Loss from operations	(68,052)	(218,115)	68,052		(218,115)

Other income (expense):					-
Interest income	4,000	-	(4,000)	(2g)
Interest expense	(4,000)	(34,311)	4,000	(2g)	(34,311)
Total other income (expense)	-	(34,311)	-		(34,311)

Net loss	$(68,052)	$(252,426)	$68,052		$(252,426)

Net Loss Per Share - Basic and Diluted	$(0.00)	$(0.50)	$0.00		$(0.00)

Weighted Average Shares Outstanding	19,506,304	500,000	33,337,696		53,344,000

Teckmine Industries, Inc.
Notes to the Pro Forma Consolidated Financial Statements
(unaudited)

NOTE 1	BASIS OF PRESENTATION

On April 2, 2013, the Teckmine Industries, Inc. (the “Company”) entered into a share exchange agreement (the “Share Agreement”) with Victory Electronic Cigarettes, Inc. (“VEC”).  Pursuant to the terms of the Share Agreement, the Company agreed to acquire all of the issued and outstanding common shares of VEC for 32,500,000 common shares of the Company.  After the close of the Share Agreement, there will be 53,344,000 common shares outstanding and the former shareholders of VEC will control approximately 61% of the Company, resulting in a reverse merger.

These unaudited pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company and VEC.

These unaudited pro forma financial statements have been compiled from and include:

(a)
an unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Company and VEC as at March 31, 2013, giving effect to the transaction as if it occurred on the respective balance sheet date.

(b)
an unaudited pro forma statement of operations combining the audited annual statements of operations of the Company and VEC for the year ended December 31, 2012 and also the unaudited interim statement of operations of the Company and VEC for the three months ended March 31, 2013.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the unaudited financial statements of the Company and VEC for the period ended March 31, 2013. It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with United States generally accepted accounting principles applied on a basis consistent with the Company and VEC’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction.  The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the financial position of the Company which would have actually resulted had the proposed transaction been effected on the date indicated.

NOTE 2	PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions and adjustments:

(a)	Elimination of certain of the Company’s assets and liabilities upon closing of the agreement, as follows:

i.	Cash	$ 4,200
ii.	Debt issuance costs	$ 18,232
iii.	Accounts payable and accrued expenses	$ 76,062
iv.	Due to related party	$ 33,418
v.	Loan payable	$ 25,002

(b)
Pursuant to the terms of a Non-Brokered Private Placement Agreement dated May 1, 2013 between the Company and Wolverton Securities Ltd. (“Wolverton”), the Company agreed to issue an aggregate of 620,800 common shares and pay a cash commission of $194,000 to Wolverton upon the closing of the Share Agreement.  The Company completed a financing of 10,000,000 common shares at a price of US$0.25 per share and raised $2,306,000 net proceeds after Wolverton’s commission.

(c)	Elimination of the intercompany loan receivable of the Company and the debenture payable of VEC.

(d)	Issuance of 32,500,000 common shares of the Company in exchange for 100% of the outstanding common shares of VEC.

(e)
Pursuant to a Debt Repayment and Debt Extinguishment Agreement dated June 21, 2013 between the Company and certain current and former directors and other related parties (the “Creditors”), upon closing of the Share Agreement, the Company agrees to repay $200,000 of a debt totaling $227,418, representing the “Due to related party” balance as of June 21, 2013, from the proceeds of the private placement financing and the Creditors agree to cancel the remaining $27,418 balance of these debts.

(f)
Eliminate the accumulated deficit of the Company, including the accumulated deficit at March 31, 2013 of the Company of $462,109, the elimination of the assets and liabilities listed in note (a) above and the stock based compensation discussed in note (i) below.

(g)	Eliminate the discontinued operations of the Company.

(h)
Pursuant to a Return to Treasury Agreement dated June 18, 2013 with a shareholder of the Company, upon the closing of the Share Agreement, the shareholder will return 9,506,304 common shares of the Company to treasury for cancellation.

(i)
Pursuant to a General Financial Advisory Agreement dated June 21, 2013 with Wolverton, the Company agreed to issue 223,200 common shares in consideration for the provision of general financial and business advice for the period from February 2013 to June 25, 2013.  The value of this consideration, using a price of US$0.25 per share was $55,800.

NOTE 3	PRO FORMA EQUITY

	Number of Common Shares	Par Value $	Additional Paid-In Capital $

Issued and outstanding common shares of the Company	19,506,304	$19,506	$130,553
Cancellation of shares returned to the Company	(9,506,304)	(9,506)	9,506	(2h)
Issued and outstanding common shares of VEC	500,000	500	68,811	(2d)
Eliminate issued and outstanding shares of VEC	(500,000)	(500)	500	(2d)
Issuance of common stock for acquisition	32,500,000	32,500	(32,500)	(2d)
Issuance of common stock from private placement
financing, net of cost of raising capital	10,620,800	10,621	2,295,379	(2b)
Issuance of common stock for financial and general
business advice	223,200	223	55,577	(2i)
Eliminate accumulated deficit of the Company	-	-	(405,859)	(2f)
Pro Forma balance, March 31, 2013	53,344,000	$53,344	$2,121,967